EXHIBIT 21

                           SUBSIDIARIES OF REGISTRANT
                            as of December 31, 1993

               1.   Old Kent Bank and Trust Company
                    Jurisdiction of Incorporation:  Michigan

               2.   Old Kent Bank
                    Jurisdiction of Incorporation:  Illinois

               3.   Old Kent Bank-Central
                    Jurisdiction of Incorporation:  Michigan

               4.   Old Kent Bank-Grand Traverse
                    Jurisdiction of Incorporation:  Michigan

               5.   Old Kent Bank-Southwest
                    Jurisdiction of Incorporation:  Michigan

               6.   Old Kent Bank of Grand Haven
                    Jurisdiction of Incorporation:  Michigan

               7    Old Kent Bank of Holland
                    Jurisdiction of Incorporation:  Michigan

               8.   Old Kent Bank-Southeast
                    Jurisdiction of Incorporation:  Michigan

               9.   Old Kent Bank of Brighton
                    Jurisdiction of Incorporation:  Michigan

               10.  Old Kent Bank of Gaylord
                    Jurisdiction of Incorporation:  Michigan

               11.  Old Kent Bank of Petoskey
                    Jurisdiction of Incorporation:  Michigan

               12.  Old Kent Bank of Big Rapids
                    Jurisdiction of Incorporation:  Michigan

               13.  Old Kent Bank of Cadillac
                    Jurisdiction of Incorporation:  Michigan

               14.  Old Kent Bank of Hillsdale
                    Jurisdiction of Incorporation:  Michigan

               15.  Old Kent Bank of St. Johns
                    Jurisdiction of Incorporation:  Michigan

               16.  Old Kent Bank of Ludington
                    Jurisdiction of Incorporation:  Michigan


               17.  Hartger & Willard Mortgage Associates, Inc.
                    Jurisdiction of Incorporation:  Michigan

               18.  Old Kent Brokerage Services, Inc.
                    Jurisdiction of Incorporation:  Michigan

               19.  Old Kent Financial Life Insurance Company
                    Jurisdiction of Incorporation:  Arizona

               20.  Vanguard Financial Service Corp.
                    Jurisdiction of Incorporation:  Illinois

               21.  Old Kent Mortgage Company
                    Jurisdiction of Incorporation:  Michigan